Exhibit 10.22.5.9.3

THIRD AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

PRIMEENERGY CORPORATION

THE GUARANTORS PARTY HERETO

COMPASS BANK

AS ADMINISTRATIVE AGENT, LETTER OF CREDIT ISSUER

AND COLLATERAL AGENT

AND

THE LENDERS SIGNATORY HERETO

Effective

December 8, 2011

- i -

THIRD AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of December 8, 2011 (the “Effective Date”), by and among PRIMEENERGY CORPORATION, a Delaware corporation (the “Borrower”), PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation, PRIME OPERATING COMPANY, a Texas corporation, EASTERN OIL WELL SERVICE COMPANY, a West Virginia corporation, SOUTHWEST OILFIELD CONSTRUCTION COMPANY, an Oklahoma corporation, E O W S MIDLAND COMPANY, a Texas corporation, each lender that is a signatory hereto (individually, together with its successors and assigns, a “Lender” and collectively, together with their respective successors and assigns, the “Lenders”) and COMPASS BANK, an Alabama banking association and successor in interest to Guaranty Bank, FSB, a federal savings bank, as agent for the Lenders, letter of credit issuer and collateral agent for the Lenders and any other Lender Hedge Counterparties (in such capacities, together with its successors in such capacity pursuant to the terms of the Second Amended and Restated Credit Agreement referred to hereinafter, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Initial Guarantors (as such term is defined in such Second Amended and Restated Credit Agreement), the Lenders and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated effective July 30, 2010, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated effective September 30, 3010 and by that certain Second Amendment to Second Amended and Restated Credit Agreement dated effective June 22, 2011 (as so amended, the “Agreement”), to which reference is here made for all purposes;

WHEREAS, the Borrower, the Initial Guarantors, the Lenders and the Agent are desirous of amending the Agreement in the particulars hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth herein, the Borrower, the Initial Guarantors, the Lenders and the Agent agree as follows:

ARTICLE I

DEFINITIONS

1.1 Terms Defined Above. As used in this Third Amendment to Second Amended and Restated Credit Agreement, each of the terms “Agent,” “Agreement,” “Amendment,” “Borrower,” “Effective Date,” “Lender” and “Lenders” shall have the meaning assigned to such term hereinabove.

1.2 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

1.3 References. References in this Amendment to Schedule, Exhibit, Article, or Section numbers shall be to Schedules, Exhibits, Articles, or Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate. Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Amendment. References in this Amendment to Persons include their respective successors and permitted assigns.

1.4 Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

1.6 Negotiated Transaction. Each party to this Amendment affirms to the other that it has had the opportunity to consult, and discuss the provisions of this Amendment with, independent counsel and fully understands the legal effect of each provision.

ARTICLE II

AMENDMENTS

2.1 Amendment to Section 5.5. Section 5.5 of the Agreement is amended to read as follows in its entirety:

“5.5 Title Opinions; Title Defects; Collateral. Promptly upon the request of the Agent, furnish to the Agent title opinions, in form and substance and by counsel satisfactory to the Agent, or other confirmation of title acceptable to the Agent, covering directly owned Oil and Gas Properties constituting not less than eighty percent (80%) of the present value, determined by the Agent in its sole discretion, of the Oil and Gas Properties included in the Borrowing Base; promptly, but in any event within 60 days after notice by the Agent of any defect, material in the opinion of the Agent, in value in the title of the Borrower to any of the directly owned Oil and Gas Properties included in the Borrowing Base, clear such title defects, and, in the event any such title defects are not cured in a timely manner, pay all related costs and fees incurred by the Agent to do so, and provide the Agent, at all times during the term of this Agreement, with valid first priority Liens on directly owned Oil and Gas Properties constituting not less than eighty percent (80%) of the present value, determined by the Agent in its sole discretion, of all the directly owned Oil and Gas Properties included in the Borrowing Base.”

2.2 Amendment to Section 6.4. Clause (e) of the proviso to Section 6.4 of the Agreement is amended to read as follows in its entirety:

“(e) other sales of equipment with gross sale proceeds not exceeding $5,000,000 in the aggregate in any fiscal year of the Borrower.”

2.3 Amendments t o Section 6.7. Section 6.7 of the Agreement is amended to (a) substitute “$2,000,000” for “$1,000,000” presently appearing in clause (e) of the proviso to such Section 6.7 and (b) substitute “July 22, 2011” for “June __, 2011” presently appearing in clause (g) of the proviso to such Section 6.7.

2.4 Amendments to Section 6.8. Section 6.8 of the Agreement is amended to (a) substitute “$2,000,000” for “$1,000,000” presently appearing in clause (g) of the proviso to such Section 6.8 and (b) substitute “July 22, 2011” for “June __, 2011” presently appearing in clause (i) fo the proviso to such Section 6.8.

2.5 Amendment to Section 6.9. Clause (c) of the proviso to Section 6.9 of the Agreement is amended to read as follows in its entirety:

“(c) dividends, distributions or repurchases of its stock by the Borrower of up to $2,500,000 in the aggregate in each calendar year or, as to the calendar year 2011 only, $5,000,000, provided that dividends, distributions and repurchases of stock in excess of $2,500,000 in the aggregate in the calendar year 2011 shall reduce the amount of permitted dividends, distributions and repurchases of stock for calendar year 2012.”

2.6 Amendment to Section 6.18. Section 6.18 of the Agreement is amended to substitute “five” for “10” appearing at the end of the seventh line of the text of such Section 6.18.

ARTICLE III

CONDITION TO EFFECTIVENESS

The effectiveness of this Amendment is expressly subject to receipt by the Agent from the Borrower of payment, in immediately available funds, of a fee in the amount of $7,500, for the account of the Lenders in accordance with their respective Percentage Shares, in connection with the establishment of the Borrowing Base set forth in Article IV. Upon receipt by the Agent of the payment of such fee, this Amendment shall be effective as of the Effective Date.

ARTICLE IV

RATIFICATION AND ACKNOWLEDGMENTS

Each of the Borrower, the Initial Guarantors, the Lenders and the Agent does hereby adopt, ratify and confirm the Agreement, as amended hereby, and acknowledges and agrees that the Agreement, as amended hereby, and each of the other Loan Documents to which it is a party is and remains in full force and effect. Furthermore, each of the Borrower, the Agent and the Lenders hereby acknowledges and agrees that, pursuant to Section 2.10 of the Agreement, as of the Effective Date, the Borrowing Base in effect under the Agreement is $125,000,000 and the Monthly Reduction Amount in effect under the Agreement is $0.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The Borrower and each of the Initial Guarantors does hereby re-make in favor of the Lenders and the Agent each of the representations and warranties made by it in the Loan Documents to which it is a party and further represents and warrants that each of such representations and warranties made by it remains true and correct as of the date of execution of this Amendment. Further to the foregoing, the Borrower and each of the Initial Guarantors specifically represents and warrants to the Lenders and the Agent that no Default or Event of Default exists as of the date of execution of this Amendment and giving effect to this Amendment.

ARTICLE VI

MISCELLANEOUS

6.1 Parties in Inte rest. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Agreement.

6.2 Rights of Third Parties. Except as provided in Section 6.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

6.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

6.4 Integration. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.

6.5 Invalidity. IN THE EVENT THAT ANY ONE OR MORE OF THE PROVISIONS CONTAINED IN THIS AMENDMENT SHALL FOR ANY REASON BE HELD INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT, SUCH INVALIDITY, ILLEGALITY OR UNENFORCEABILITY SHALL NOT AFFECT ANY OTHER PROVISION OF THIS AMENDMENT.

6.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICT OF LAWS.

6.7 Scope of Amendment. This Amendment shall constitute a Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

(Signatures appear on following pages)

IN WITNESS WHEREOF, this Third Amendment to Second Amended and Restated Credit Agreement is executed effective as of the Effective Date.

BORROWER: PRIMEENERGY CORPORATION

By:
Beverly A. Cummings Executive Vice President, Treasurer and Chief Financial Officer

GUARANTORS: PRIMEENERGY MANAGEMENT CORPORATION

By:
Beverly A. Cummings Executive Vice President and Treasurer

PRIME OPERATING COMPANY

By:
Beverly A. Cummings Executive Vice President and Treasurer

EASTERN OIL WELL SERVICE COMPANY

By:
Beverly A. Cummings Executive Vice President and Treasurer

(Signatures continue on following pages)

(Signature page to Third Amendment to Second

Amended and Restated Credit Agreement)

SOUTHWEST OILFIELD CONSTRUCTION COMPANY

By:
Beverly A. Cummings Executive Vice President and Treasurer

E O W S MIDLAND COMPANY

By:
Beverly A. Cummings Executive Vice President and Treasurer

(Signatures continue on following pages)

(Signature page to Third Amendment to Second

Amended and Restated Credit Agreement)

AGENT: COMPASS BANK (successor in interest to Guaranty Bank, FSB), as Agent

By:
Kathleen J. Bowen Senior Vice President

LENDER: COMPASS BANK (for itself and as successor in interest to Guaranty Bank, FSB)

By:
Kathleen J. Bowen Senior Vice President

(Signatures continue on following pages)

(Signature page to Third Amendment to Second

Amended and Restated Credit Agreement)

LENDER: BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

(Signatures continue on following pages)

(Signature page to Third Amendment to Second

Amended and Restated Credit Agreement)

LENDER: JPMORGAN CHASE BANK, N.A.

By:
Jo Linda Papadakis Authorized Officer

(Signatures continue on following page)

(Signature page to Third Amendment to Second

Amended and Restated Credit Agreement)

LENDER: AMEGY BANK NATIONAL ASSOCIATION

By:
Mark A. Serice Senior Vice President

(Signature page to Third Amendment to Second

Amended and Restated Credit Agreement)